UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
April 25, 2017

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

412 433-1121
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(Registrant's telephone number,
including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

On April 25, 2017, United States Steel Corporation (the "Corporation") posted to its website an earnings presentation and a question and answer document related to the Corporation's financial results for the first quarter of 2017. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the earnings presentation and question and answer document are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Both documents are filed with this current report on Form 8-K as Exhibits 99.1 and 99.2.

Item 8.01. Other Events.

On April 26, 2017, the Corporation will conduct a conference call to discuss its results for the first quarter 2017.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

99.1 First Quarter 2017 Earnings Presentation and Remarks.

99.2 First Quarter 2017 Question and Answer document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Colleen M. Darragh
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Colleen M. Darragh
Vice President and Controller

Dated: April 25, 2017